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                                                                      EXHIBIT A


            (ADDITIONAL SIGNATURE PAGE TO JOINT FILING AGREEMENT)

            AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

THE UNDERSIGNED HEREBY AGREE AS FOLLOWS:

     (1) EACH OF THEM IS INDIVIDUALLY ELIGIBLE TO USE THE SCHEDULE 13G TO WHICH THIS EXHIBIT IS ATTACHED, AND SUCH SCHEDULE 13G IS FILED ON BEHALF OF EACH OF THEM; AND

     (2) EACH OF THEM IS RESPONSIBLE FOR THE TIMELY FILING OF SUCH SCHEDULE 13G AND ANY AMENDMENTS THERETO, AND FOR THE COMPLETENESS AND ACCURACY OF THE INFORMATION CONCERNING SUCH PERSON CONTAINED HEREIN; BUT NONE OF THEM IS RESPONSIBLE FOR THE COMPLETENESS OR ACCURACY OF THE INFORMATION CONCERNING THE OTHER PERSONS MAKING THE FILING, UNLESS SUCH PERSON KNOWS OR HAS REASON TO BELIEVE THAT SUCH INFORMATION IS INACCURATE.

DATE:  MARCH 6, 2006

VECTOR LATER-STAGE EQUITY FUND, L.P.

BY:  VECTOR FUND MANAGEMENT, L.P.
ITS: GENERAL PARTNER

BY:  VECTOR ASSET MANAGEMENT, INC.
ITS: MANAGING MEMBER

BY:  /s/ THOMAS C. DORN
     -----------------------------
     CHIEF FINANCIAL OFFICER

VECTOR FUND MANAGEMENT, L.P.

BY:  VECTOR ASSET MANAGEMENT, INC.
ITS: MANAGING MEMBER

BY:  /s/ THOMAS C. DORN
     ------------------------------
     CHIEF FINANCIAL OFFICER


VECTOR LATER-STAGE EQUITY FUND II, L.P.

BY:  VECTOR FUND MANAGEMENT II, L.L.C.
ITS: GENERAL PARTNER

BY:  VECTOR ASSET MANAGEMENT, INC.
ITS: MANAGING MEMBER

BY:  /s/ THOMAS C. DORN
     -----------------------------
     CHIEF FINANCIAL OFFICER

VECTOR LATER-STAGE EQUITY FUND II (QP), L.P.

BY:  VECTOR FUND MANAGEMENT II, L.L.C.
ITS: GENERAL PARTNER

BY:  VECTOR ASSET MANAGEMENT, INC.
ITS: MANAGING MEMBER

BY:  /s/ THOMAS C. DORN
     ------------------------------
     CHIEF FINANCIAL OFFICER

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VECTOR FUND MANAGEMENT II, L.L.C.

BY:  VECTOR ASSET MANAGEMENT, INC.
ITS: MANAGING MEMBER

BY:  /s/ THOMAS C. DORN
     ------------------------------
     CHIEF FINANCIAL OFFICER


PALIVACINNI PARTNERS, L.L.C.

BY:  /s/ DOUGLAS B. REED
     -----------------------------
     DOUGLAS B. REED, MANAGING MEMBER


/s/ D. THEODORE BERGHORST
---------------------------------
D. THEODORE BERGHORST


DEBORAH H. BERGHORST TTEE
FBO BERGHORST 1998 DYNASTIC TRUST

BY:  /s/ D. THEODORE BERGHORST
     ------------------------------------------------------
     D. THEODORE BERGHORST, FINANCIAL ADVISOR


/s/ PETER F. DRAKE
-------------------------------
PETER F. DRAKE

/s/ THOMAS C. DORN
-------------------------------
THOMAS C. DORN